SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 14, 2000


                        FIRST LANCASTER BANCSHARES, INC.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                        0-20899                 61-1297318
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(State or Other Jurisdiction            (Commission          (I.R.S. Employer
of Incorporation)                       File Number)        Identification No.)



                 208 Lexington Street, Lancaster, Kentucky 40444
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               (Address of Principal Executive Offices) Zip Code)



       Registrant's telephone number, including area code: (606) 792-3368
                                                           --------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS
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         On December 14, 2000, the  Registrant and its wholly owned  subsidiary,
First Lancaster Federal Savings Bank, entered into an Agreement and Plan of Merger (the "Merger Agreement") with CKF Bancorp, Inc. ("CKF") and its wholly owned subsidiary, Central Kentucky Federal Savings Bank ("Central Kentucky Federal"), pursuant to which the Registrant will merge with and into CKF (the "Merger"). As a result of the Merger, each outstanding share of the Registrant's common stock, par value $0.01 per share, will be converted into the right to receive $16.27 per share in cash. The Merger is conditioned upon, among other things, approval by the Registrant's shareholders and the receipt of certain regulatory and governmental approvals. It is anticipated that the transaction will be completed by mid-2001.

         Pursuant to the Merger Agreement, the Registrant has agreed to pay CKF a termination fee of $600,000 in the event the Merger Agreement is terminated under certain conditions, including the agreement between the Registrant and a third party to engage in a merger or consolidation.

         For more information, reference is made to the Merger Agreement attached as Exhibit 2 hereto and incorporated herein by reference and a Press Release, dated December 14, 2000, issued by Registrant and CKF relating to the Merger, attached as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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Exhibit               Description
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  2       Agreement  and Plan of Merger  dated as of  December  14,  2000 by and among CKF Bancorp, Inc., Central Kentucky Federal Savings Bank, First Lancaster Bancshares, Inc. and First Lancaster Federal Savings Bank. The following schedules and exhibits to the Merger Agreement are omitted. The Registrant agrees to supplementally furnish a copy of any omitted exhibits to the Commission upon request.

            Schedules
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              4.3(b)       Authorization, Execution and Delivery
               4.5         Government and Other Approvals
               4.7         Charter Documents
               4.8         First Lancaster Financial Statements
               4.9         Absence of Certain Changes
               4.10        Deposits
               4.11        Properties
               4.12        First Lancaster Subsidiaries
               4.13        Condition of Fixed Assets and Equipment
               4.14        Tax Matters
               4.15        Litigation
               4.16        Hazardous Substances

             4.16(b)       Hazardous Substances
               4.17        Insurance
               4.18        Labor and Employment Matters
               4.20        Capitalization of First Lancaster
               4.21        Capitalization of the Bank
               4.22        Sole Agreement
               4.24        Absence of Undisclosed Liabilities
               4.25        Allowance for Loan Losses
             4.28(a)       Employee Pension Benefit Plans
             4.28(b)       Employee Welfare Benefit Plans
             4.28(c)       Employee Benefit Plans
             4.28(d)       Employee Benefit Plans
             4.28(e)       Employee Benefit Plans
             4.28(f)       Employee Benefit Plans
               4.29        Material Contracts
               4.33        Brokers and Finders
               4.34        Derivatives Contracts; Structured Notes; Etc.
               4.35        Loans
               4.37        Expenses
              6.2(n)       Employment Agreements

            Exhibits
                A         Agreement of Company Merger
                B         Plan of Complete Liquidation and Dissolution
                C         Plan of Bank Merger
                D         Voting Agreement
                E         Consultant Agreement
                F         Non-competition Agreement

  99      Joint Press Release Dated December 14, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 First Lancaster Bancshares, Inc.
                                              (Registrant)


Date: December 21, 2000          By: /s/ Virginia R. S. Stump
                                     -------------------------------------------
                                     Virginia R. S. Stump
                                     Chairman of the Board, President and Chief
                                     Executive Officer